UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

Oncobiologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2018, GMS Tenshi Holdings Pte. Limited (“GMS Tenshi”) converted 208,836 shares of voting Series A convertible preferred stock (“Series A”) of Oncobiologics’ Inc. (the “Company”) into 31,572,617 shares of the Company’s common stock in accordance with the terms of the Series A. The Series A was issued to GMS Tenshi in a private placement pursuant to that certain purchase agreement dated September 7, 2017, previously filed as an Exhibit to a Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on September 11, 2017.

On June 20, 2018, following approval of the Special Finance Committee of the Board of Directors (the “Board”) of the Company, the Company entered into a term sheet with GMS Tenshi, its controlling stockholder and strategic partner. Under the term sheet, the Company agreed to exchange the 52,209 unconverted shares of voting Series A held by GMS Tenshi for a new series of voting convertible preferred stock, the Series A-1, convertible preferred stock (the “Series A-1”). The Series A-1 is intended to have the same conversion and dividend features as the Series A, but reflect an increased redemption premium and increased liquidation preference that provides GMS Tenshi with similar redemption premium and liquidation preference as before the conversion. If the exchange of the remaining issued and outstanding shares of Series A held by GMS Tenshi for newly created Series A-1 on substantially the terms as contemplated by the term sheet has not occurred on or prior to July 20, 2018, the parties will no longer exchange such shares, and the Company agreed to pay GMS Tenshi a conversion premium equal to $10 million (as liquidated damages) via wire transfer of immediately available funds in lieu of any such exchange.

The foregoing description of the term sheet with GMS Tenshi does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the term sheet. The Company intends to file a copy of the term sheet with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2018.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth above under Item 1.01 to the extent applicable to this Item are incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2018, Pankaj Mohan, Ph.D., Chairman and Chief Executive Officer (“CEO”) of the Company resigned as Chairman and CEO with immediate effect. Dr. Mohan will remain a Class III director of the Company and will also provide advisory services in connection with the development and initiation of clinical trials for ONS-5010, an innovative monoclonal antibody (mAb) product candidate under development, pursuant to a consulting arrangement.

Subsequently, on June 18, 2018, the Board appointed Lawrence A. Kenyon, the Company’s Chief Financial Officer (“CFO”) as Interim CEO, and Randy Thurman, a Class III director, as Executive Chairman of the Board, each effective immediately. Mr. Kenyon will continue to act as CFO.

Mr. Kenyon, 53, has served as the Company’s CFO and Corporate Secretary since September 2015. Prior to that, from February 2014 to September 2015, Mr. Kenyon served as the CFO of Arno Therapeutics, Inc., a biopharmaceutical company focused on the development of therapeutics for cancer and other life threatening diseases, and also as Chief Operating Officer (“COO”) from July 2014 to September 2015. From December 2011 to March 2013, Mr. Kenyon served as the Interim President & CEO, CFO and Secretary of Tamir Biotechnology, Inc., a publicly held biopharmaceutical company engaged in the development of oncology and anti-infective therapeutics. Prior to that, from December 2008 to July 2010, Mr. Kenyon was the Executive Vice President, Finance and, commencing in March 2009, the CFO of, Par Pharmaceutical Companies, Inc., a publicly held generic and branded specialty pharmaceutical company, or Par. Prior to joining Par, Mr. Kenyon was the CFO and Secretary of Alfacell Corporation, or Alfacell, from January 2007 through February 2009 and also served at various times during this period as Alfacell’s Executive Vice President, COO and President, and was a member of Alfacell’s board of directors from November 2007 to April 2009. Prior to joining Alfacell, Mr. Kenyon served as the Executive Vice President, CFO and Corporate Secretary at NeoPharm, Inc., a publicly traded biopharmaceutical company, from 2000 to 2006. Mr. Kenyon received a B.A. in Accounting from the University of Wisconsin-Whitewater and is a Certified Public Accountant in Illinois.

In connection with his transition to a new role, Dr. Mohan and the Company expect to enter into a Separation Agreement and Release and a Consulting Agreement to set forth the terms of his severance and consulting arrangements.

Item 8.01	Other Events

On June 18, 2018, the Company issued a press release announcing the management changes described above, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

On June 20, 2018, the Company issued a press release announcing the conversion of the Series A held by GMS Tenshi and the exchange term sheet described above, which press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

The information contained in Exhibit 99.1 shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 18, 2018.
99.2	Press Release dated June 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncobiologics, Inc.

Date: June 22, 2018	By:	/s/ Lawrence A. Kenyon
Lawrence A. Kenyon
Interim Chief Executive Officer and Chief Financial Officer